Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Reserves
Share purchase warrants	$ 83,077	$ 83,077	$ 53,717
Share purchase options	28,799	26,063
Restricted share units	5,178	3,669
Long-term investment revaluation reserve, net of tax	(40,047)	(57,508)
Total reserves	$ 77,007	$ 55,301